Financial Instruments - Fair Value Estimation	12 Months Ended
Dec. 31, 2017
Fair Value Measurement [Abstract]
Financial Instruments - Fair Value Estimation
Financial Instruments – Fair Value Estimation
Accounting classifications and fair values
The fair value of a financial asset or liability is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. For the financial assets and liabilities of the Company, the fair values have been estimated as described below:

Cash and cash equivalents	- approximates to the carrying amount;
Long-term debt	- mainly approximates to the carrying amount in the case of floating interest rate debt;
Receivables and payables	- approximates to the carrying amount

The following table presents the fair value of financial assets and financial liabilities, including their levels in the fair value hierarchy:

As at	Dec 31, 2017
	Level 1	Level 2	Level 3	Total
Financial liabilities measured at fair value through profit or loss
Purchase consideration	—	4,471	3,913	8,384
	—	4,471	3,913	8,384

As at	Dec 31, 2016
	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value through profit or loss
Derivative financial instrument	—	23,555	—	23,555
	—	23,555	—	23,555

Financial liabilities measured at fair value through profit or loss
Purchase consideration	—	92,182	19,362	111,544
Derivative financial instrument	—	27,854	—	27,854
	—	120,036	19,362	139,398

The current portion of purchase consideration as at December 31, 2017 is $1,835 (2016 - $104,039).

Measurement of fair values

Purchase Consideration	Valuation Technique	Fair Value Hierarchy	Discount Rate	Purchase Consideration as at Dec 31, 2017
Pinnacle earn-out (a)	Discounted cash flows	Level 3	19%	3,913
Pinnacle annual payments (b)	Present value	Level 2	19%	4,471
Total purchase consideration				8,384
Less: current portion				(1,835)
Long-term portion				6,549
The valuation techniques used in measuring Level 2 and Level 3 fair values associated with purchase consideration and derivative financial instruments, as well as the significant unobservable inputs used are outlined below.

(a)
As part of the consideration for the acquisition of Pinnacle Biologics Inc. (“Pinnacle”), the Company recorded a contingent consideration liability for its obligation to make additional payments to the former owners of Pinnacle. The liability represents the fair value of earn-out payments calculated as 15% of worldwide sales of Photofrin® in excess of $25,000 over the 10 calendar years following the Company’s acquisition of Pinnacle. The expected payment is determined by considering the possible scenarios of sales thresholds and the amount to be paid under each scenario and the probability of each scenario. The estimated fair value of the contingent consideration would decrease if the annual gross profit growth rates were lower and would also decrease if the market representative interest rate was lower.

(b)
As part of the consideration for the acquisition of Pinnacle, the Company is obligated to make ten annual payments of $1,000, with the first payment made on December 31, 2014. The obligation is subordinated and is not subject to interest. The obligation has been recorded at the present value of required payments. The estimated fair value would decrease if the market representative interest rate was higher. The Company and the vendors of Pinnacle agreed to defer payment of the December 31, 2017 amount until March 31, 2018 as a result of the CBCA proceedings described in Note 2.

Reconciliation of Level 3 fair values

The following table presents movement from the opening balance to the closing balances for Level 3 fair values:

Purchase consideration
Balance, January 1, 2015	25,108
Acquisition of the Concordia International segment	206,490
Assumed on acquisition of the Concordia International segment	68,984
Paid during the year	(3,557)
Write-off during the year	(2,452)
Recognized in consolidated statement of loss	(1,631)
Balance, December 31, 2015	292,942

Balance, January 1, 2016	292,942
Transfer to Level 2	(92,182)
Paid during the year	(147,207)
Additional purchase consideration during the year (Note 5)	8,691
Recognized in consolidated statement of loss	(8,407)
Impact of foreign exchange	(34,475)
Balance, December 31, 2016	19,362

Balance, January 1, 2017	19,362
Paid during the year (a)	(15,730)
Recognized in consolidated statement of loss	269
Impact of foreign exchange	12
Balance, December 31, 2017	3,913

(a) The amount paid during the period does not include the final earn-out payment of $92,038 paid to the Vendors of the Concordia International segment on February 1, 2017 as this fair value measurement was transferred to Level 2 in the fourth quarter of 2016. The total purchase consideration payments made, including the amount paid to the Vendors of the Concordia International segment, amounted to $107,768 during the year ended December 31, 2017.

Transfers between Level 3 and Level 2 occur when valuation techniques change from using unobservable inputs to observable inputs.

As part of the consideration for the October 21, 2015 acquisition of the Concordia International segment, the Company was obligated to pay the Vendors of the Concordia International segment a maximum cash earn-out of £144 million based on the Concordia International segment's gross profit over the 12 month period from October 1, 2015 to September 30, 2016. As at and prior to September 30, 2016, cash earn-out payments were valued based on internal cash flow forecasts for future gross profit during this 12 month period. This resulted in a Level 3 fair value due to the use of unobservable inputs. However, upon the completion of the 12 month period of October 1, 2015 to September 30, 2016, an agreement was reached with the Vendors of the Concordia International segment as to the final cash earn-out amount owed by the Company and therefore the amount is no longer contingent. The revised valuation technique uses observable inputs. Accordingly, the fair value measurement was reclassified to Level 2.

Other than described above, there were no changes in valuation techniques.